                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

               PURSUANT TO SECTION 13, OR 15(D) OF THE SECURITIES
           EXCHANGE ACT OF 1934 DATE OF REPORT (DATE OF EARLIEST EVENT
                 REPORTED) NOVEMBER 10, 1998 (NOVEMBER 2, 1998)




                           AREA BANCSHARES CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Kentucky                        0-26032                     61-0902343
--------------------------------------------------------------------------------
 (State or other            (Commission File Number)         (IRS Employer
  jurisdiction of                                            Identification No.)
  incorporation)


     230 Frederica Street, Owensboro, KY                         42301
--------------------------------------------------------------------------------
(Address of principal executive office)                        (Zip code)


Registrant's telephone number, including area code:  (502) 926-3232
                                                    -----------------


                                 Not Applicable
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)








                     The Current Report consists of 5 pages.
                     The exhibit index is located on page 4.

Item 5.  Other Events

         On November 2, 1998, Area Bancshares Corporation announced that its Board of Directors approved the repurchase of up to 100,000 shares of its common stock on the open market. This repurchase represents .64% of the 15,643,776 shares that were outstanding as of September 30, 1998.

         A copy of the press release is attached hereto as Exhibit 99-1, and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits


         C.  Exhibits


                       Exhibit No.                  Description
                       -----------                  -----------
                          99.1           Press release dated November 2, 1998


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Area Bancshares Corporation



DATE:  November 10, 1998                  By:      /s/ John A. Ray
                                               ------------------------------
                                                   John A. Ray
                                                   Executive Vice President &
                                                   Chief Financial Officer

                                INDEX TO EXHIBITS



   Exhibit Number                Exhibit Description                     Page
   --------------                -------------------                     ----
        99.1             Press release dated November 2, 1998             5

